EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 11, 2026

/s/ Kevin Rodan Levy
Chief Executive Officer
(Principal Executive Officer)